Exhibit 99.1 Spirit Airlines Reaffirms Commitment to Merger with Frontier Reiterates Recommendation that Stockholders Vote FOR the Merger Agreement with Frontier on the WHITE Proxy Card Ahead of the Special Meeting of Spirit Stockholders on June 30, 2022 Latest JetBlue Offer Does Not Address Serious Regulatory Concerns or Deliver Greater Value Frontier Merger Provides Opportunity for Significantly More Value of at Least $50 Per Share and Greater Certainty of Completion MIRAMAR, Fla., June 28, 2022 – Spirit Airlines, Inc. ("Spirit" or the "Company") (NYSE: SAVE) today reaffirmed its commitment to its merger agreement with Frontier Group Holdings Inc. (“Frontier”) (NASDAQ: ULCC), parent company of Frontier Airlines, Inc., and commented on the most recent revised offer from JetBlue Airways Corporation ("JetBlue") (NASDAQ: JBLU) received on June 27, 2022. Ted Christie, President and CEO of Spirit, said, “The latest offer from JetBlue does nothing to address our Board’s serious concerns that a combination with them would not receive regulatory approval. That unsolved issue, combined with the fact that their offer is still substantially below the potential $50 per share or more of value that we expect will result from a merger with Frontier, affirms our analysis that our merger agreement with Frontier provides more value and certainty to our stockholders.” Christie continued, “While we have engaged with JetBlue for weeks and provided them a level playing field on which they could make their best offer, unfortunately they have now turned to scurrilous rhetoric instead of a substantive improvement in their offer. We are focused on proceeding with our agreement with Frontier, and we appreciate the continued support of ISS and Glass Lewis as well as the feedback from many stockholders who intend to vote in support of the transaction.” JetBlue’s offer is still substantially below the potential $50 per share or more that could result from a merger with Frontier and does not offer significantly greater economics than prior proposals. The JetBlue “ticking fee” has no economic effect for 18 months after signing. Since the vast majority of the reverse termination fee (“RTF”) would be paid out in October 2022, and thus is a sunk cost at the time real decisions have to be made in respect of regulatory approvals, the RTF itself provides little economic incentive for JetBlue to do what it takes to complete the deal. JetBlue’s offer still does not provide a clear path to obtaining regulatory approval or offer anything new from a regulatory standpoint – it stands almost no chance of approval if the Northeast Alliance (“NEA”) with American Airlines remains in effect. • JetBlue has refused multiple requests to abandon its de facto merger with American even though the Department of Justice (“DOJ”) has sued to block the alliance on grounds that it is anticompetitive.

• Contrary to what JetBlue wants you to believe, the NEA substantially increases the risk profile of a JetBlue transaction, as it would further consolidate an already highly concentrated industry, giving the entangled JetBlue and American partnership even more market power. • JetBlue has already stated it would raise fares and reduce capacity, exactly what the antitrust laws were designed to prevent. Independent third parties also recognize the serious regulatory challenges of JetBlue’s proposal and question JetBlue’s rationale. “JetBlue will lose. Ted Christie will win. I’ve worked really hard on this, and I just think that, this fellow Jonathan Kanter gave a speech when he came in – he’s the head of antitrust – saying he does not favor and will not let any deal where you need divestiture to get it done. Any deal!” – Jim Cramer, Co-Anchor of “Squawk on the Street” (CNBC, June 28, 2022) “JetBlue’s making a big mistake. They keep doing this, and they’re going to lose…because Jonathan Kanter who is head of antitrust has said point blank, ‘You can’t do what they’re doing.’” – Jim Cramer, Co-Anchor of “Squawk on the Street” (CNBC, June 28, 2022) “This offer is a headscratcher from JetBlue, especially with this administration and in this regulatory environment […] Let’s try to understand what JetBlue’s motivation could be if they are not just trying to acquire Spirit. And I am assuming their regulatory advisors are well aware of the risks, as are we. So, perhaps they are trying to disrupt the [Spirit-Frontier] deal. Also, JetBlue is currently litigating the DOJ over their Northeast Alliance and there are some reasons to suspect that going after Spirit in this way could actually help them in their defense.” – Aaron Glick, Director and Analysts for Options & Events at Cowen and Company (CNBC, May 16, 2022) “JetBlue announced a tender offer for Spirit Airlines […] Here is a sampling of comments from people I spoke to this morning, who are well studied in these things: ‘There is no shot in hell’; ‘I want to take it off my screen cause it’s just a waste of my time’; ‘this is absolutely meaningless’; ‘reminds me of when Dollar General made that tender offer for Family Dollar – like that ever had a chance of happening either’. Nobody I speak to in the investment community seems to think this has any shot of ever happening because it will be rejected by the Department of Justice, period.” – David Faber, Co-Anchor of “Squawk on the Street” (CNBC, May 16, 2022) “The market is clear in a preference for JetBlue to walk away from the deal. The stock is down over 40% YTD […] The Frontier offer doesn't have the same regulatory risk and the deal is mostly stock. The ultra low-cost carrier isn't taking on additional debt to pay for the deal, making the offer superior to those shareholders where the combination provides synergies to make a better airline to compete with the big four.” – Stone Fox Capital (Seeking Alpha, June 24, 2022) “Combining JetBlue and Spirit would be ‘a complete disaster,” – John Samuelson, President of the Transport Workers Union (Associated Press, May 17, 2022)

“It does appear that JetBlue is basically trying to eliminate a low-fare competitor.” – Scott McCartney, former Senior Writers and "Middle Seat" columnist at the Wall Street Journal (The Points Guy, June 9, 2022) “[…] if I were to think about this from a [Justice Department] perspective, it does make sense for Spirit and Frontier to have more of a chance getting DOJ approval, given their business plan of attracting leisure travelers.” – Kerry Tan, an associate professor of economics at Loyola University (Washington Post, June 6, 2022) Your Vote Is Important Spirit has scheduled the Special Meeting of Stockholders (the “Special Meeting”) to approve the proposed merger with Frontier for Thursday, June 30, 2022 at 9:00 a.m., Eastern Time. All stockholders of record as of the close of business on May 6, 2022 are entitled to vote at the Special Meeting. The Spirit Board of Directors strongly recommends you vote FOR the merger on the WHITE proxy card today. If you have already voted, remember that a proxy vote can be changed. For more information on how to vote for the merger, please call the Company’s proxy solicitor, Okapi Partners, on their toll- free number 855-208-8903 or email info@okapipartners.com. About Spirit Airlines Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before. Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean and are dedicated to giving back and improving those communities. Come save with us at spirit.com. Additional Information About the JetBlue Tender Offer Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit's Investor Relations website at https://ir.spirit.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier's, Spirit's and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's, Spirit's and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies' expectation as to the likelihood of receipt of antitrust approvals; JetBlue's ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit's operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned

"Risk Factors" in Frontier's, Spirit's and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Investor inquiries: DeAnne Gabel (954) 447-7920 investorrelations@spirit.com Okapi Partners LLC Bruce Goldfarb/Jason Alexander (212) 297-0720 info@okapipartners.com Media inquiries: Erik Hofmeyer Media_Relations@spirit.com FGS Global Andrew Cole / Robin Weinberg / Columbia Clancy / Emily Claffey (212) 687-8080 Spirit-SVC@sardverb.com